SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, For Use of the Commission Only(as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

JOHN HANCOCK FINANCIAL SERVICES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

2

Filed by John Hancock Financial Services, Inc.

Pursuant to Rule 14a-12

under the Securities Exchange Act of 1934

Subject Company: John Hancock Financial Services, Inc.

Commission File No.: 1-15607

Forward-Looking Statements

The statements, analyses, and other information contained herein relating to the proposed merger and anticipated synergies, savings and financial and operating performance, including estimates for growth, trends in each of Manulife Financial Corporation’s and John Hancock Financial Services, Inc.’s operations and financial results, the markets for Manulife’s and John Hancock’s products, the future development of Manulife’s and John Hancock’s business, and the contingencies and uncertainties to which Manulife and John Hancock may be subject, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions, are “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Such statements are made based upon management’s current expectations and beliefs concerning future events and their potential effects on the company.

Future events and their effects on Manulife and John Hancock may not be those anticipated by management. Actual results may differ materially from the results anticipated in these forward-looking statements. For a discussion of factors that could cause or contribute to such material differences, investors are directed to the risks and uncertainties discussed in Manulife’s most recent Annual Report on Form 40-F for the year ended December 31, 2002, John Hancock’s most recent Annual Report on Form 10-K for the year ended December 31, 2002 and John Hancock’s quarterly reports on Form 10-Q and other documents filed by Manulife and John Hancock with the Securities and Exchange Commission (“SEC”). These risks and uncertainties include, without limitation, the following: changes in general economic conditions; the performance of financial markets and interest rates; customer responsiveness to existing and new products and distribution channels; competitive and business factors; new tax or other government regulation; losses relating to our investment portfolio; volatility in net income due to regulatory changes in accounting rules, including changes to GAAP, CGAAP and statutory accounting; the ability to achieve the cost savings and synergies contemplated by the proposed merger; the effect of regulatory conditions, if any, imposed by regulatory agencies; the reaction of John Hancock’s and Manulife’s customers and policyholders to the transaction; the ability to promptly and effectively integrate the businesses of John Hancock and Manulife; diversion of management time on merger-related issues; and increased exposure to exchange rate fluctuations.

Neither Manulife Financial Corporation nor John Hancock Financial Services, Inc. undertakes and each specifically disclaims, any obligation to update or revise any forward-looking information, whether as a result of new information, future developments or otherwise.

Important Legal Information

This communication is being made in respect of the proposed merger involving John Hancock Financial Services, Inc. and Manulife Financial Corporation. In connection with the proposed merger, Manulife will be filing a registration statement on Form F-4 containing a proxy statement/prospectus for the stockholders of John Hancock and John Hancock will be filing a proxy statement for its stockholders, and each will be filing other documents regarding the proposed transaction, with the SEC. Before making any voting or investment decision, John Hancock Financial Services, Inc.’s stockholders and investors are urged to read the proxy statement/prospectus regarding the merger and any other relevant documents carefully in their entirety when they become available because they will contain important information about the proposed transaction. The registration statement containing the proxy statement/prospectus and other documents will be available free of charge at the SEC’s Web site, www.sec.gov. Stockholders and investors in John Hancock Financial Services, Inc. or Manulife Financial Corporation will also be able to obtain the proxy statement/prospectus and other documents free of charge by directing their requests to John Hancock Financial Services, Inc. Shareholder Services, c/o EquiServe, L.P., P.O. Box 43015, Providence, RI 02940-3015, (800-333-9231) or to Manulife Financial Corporation Investor Relations, 200 Bloor Street East, NT-7, Toronto, Ontario, M4W 1E5, Canada, (800-795-9767).

Manulife Financial Corporation, John Hancock Financial Services, Inc. and their respective directors and executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed transactions. Information regarding John Hancock Financial Services, Inc.’s directors and executive officers is available in John Hancock Financial Services, Inc.’s proxy statement for its 2003 annual meeting of stockholders, which was filed with the SEC on March 20, 2003, and information regarding Manulife Financial Corporation’s directors and executive officers is available in Manulife Financial Corporation’s annual report on Form 40-F for the year ended December 31, 2002 and its notice of annual meeting and proxy circular for its 2003 annual meeting, which was filed with the SEC on March 31, 2003. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

The following is a series of slides that will be used at a presentation to be made on September 29, 2003, to members of the investment community by representatives of John Hancock Financial Services, Inc. and Manulife Financial Corporation.

3

Dominic D’Alessandro

President & CEO, Manulife Financial

David D’Alessandro

Chief Operating Officer and President-
Designate, Manulife Financial

Chairman & CEO, John Hancock Financial

September 29, 2003

Manulife – A New Global Insurance Leader

Forward-Looking Statements/Important Legal Information

Forward-Looking Statements

The statements, analyses, and other information contained herein relating to the proposed merger and anticipated synergies, savings and financial and operating performance, including estimates for growth,  trends in each of Manulife Financial Corporation’s and John Hancock Financial Services, Inc.’s operations and financial results, the markets for Manulife’s and John Hancock’s products, the future development of Manulife’s and John Hancock’s business, and the contingencies and uncertainties to which Manulife and John Hancock may be subject, as well as other statements including words such as “anticipate,” “believe,”
“plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions, are “forward-looking statements” under the Private Securities Litigation
Reform Act of 1995.  Such statements are made based upon management’s current expectations and beliefs concerning future events and their potential effects on the company.

Future events and their effects on Manulife and John Hancock may not be those anticipated by management.  Actual results may differ materially from the results anticipated in these forward-looking statements.  For a discussion of factors that could cause or contribute to such material differences, investors are directed to the risks and uncertainties discussed in Manulife’s most recent Annual Report on Form 40-F for the year ended December 31, 2002, John Hancock’s most recent
Annual Report on Form 10-K for the year ended December 31, 2002 and John Hancock’s quarterly reports on Form 10-Q and other documents filed by Manulife and John Hancock with the Securities and Exchange Commission (“SEC”).  These risks and uncertainties include, without limitation, the following: changes in general economic conditions; the performance of financial markets and interest rates; customer responsiveness to existing and new products and distribution channels; competitive and business factors; new tax or other government regulation; losses relating to our investment portfolio; volatility in net income due to regulatory changes in accounting rules, including changes to GAAP, CGAAP and statutory accounting; the ability to achieve the cost savings and synergies contemplated by the proposed merger; the effect of regulatory conditions, if any, imposed by regulatory agencies; the reaction of John Hancock’s and Manulife’s customers and policyholders to the transaction; the ability to promptly and effectively integrate the businesses of John Hancock and Manulife; diversion of management time on merger-related issues; and increased exposure to exchange rate fluctuations.

Neither Manulife Financial Corporation nor John Hancock Financial Services, Inc. undertakes and each specifically disclaims, any obligation to update or revise any forward-looking information, whether as a result of new information, future developments or otherwise.

Important Legal Information

This communication is being made in respect of the proposed merger involving John Hancock Financial Services, Inc. and Manulife Financial Corporation.  In
connection with the proposed merger, Manulife will be filing a registration statement on Form F-4 containing a proxy statement/prospectus for the stockholders of
John Hancock and John Hancock will be filing a proxy statement for its stockholders, and each will be filing other documents regarding the proposed transaction, with the SEC.  Before making any voting or investment decision, John Hancock Financial Services, Inc.’s stockholders and investors are urged to read the proxy statement/prospectus regarding the merger and any other relevant documents carefully in their entirety when they become available because
they will contain important information about the proposed transaction.   The registration statement containing the proxy statement/prospectus and other documents will be available free of charge at the SEC’s Web site, www.sec.gov.  Stockholders and investors in John Hancock Financial Services, Inc. or Manulife
Financial Corporation will also be able to obtain the proxy statement/prospectus and other documents free of charge by directing their requests to John Hancock
Financial Services, Inc. Shareholder Services, c/o EquiServe, L.P., P.O. Box 43015, Providence, RI 02940-3015, (800-333-9231) or to Manulife Financial
Corporation Investor Relations, 200 Bloor Street East, NT-7, Toronto, Ontario, M4W 1E5, Canada, (800-795-9767).

Manulife Financial Corporation, John Hancock Financial Services, Inc. and their respective directors and executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed transactions.  Information regarding John Hancock Financial
Services, Inc.’s directors and executive officers is available in John Hancock Financial Services, Inc.’s proxy statement for its 2003 annual meeting of stockholders, which was filed with the SEC on March 20, 2003, and information regarding Manulife Financial Corporation’ directors and executive officers is available in Manulife
Financial Corporation’s annual report on Form 40-F for the year ended December 31, 2002 and its notice of annual meeting and proxy circular for its 2003 annual meeting, which was filed with the SEC on March 31, 2003.  Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

Earnings Growth

A New Global Insurance Leader

Diversification

2nd largest life insurer in North America by market capitalization

Brand expansion across global markets

Leading market scale and share in every business segment

Broad-based product leadership in all core businesses

Enhanced distribution breadth and depth via multiple channels

Combined investment strengths enhance return opportunities

Diversifies product, distribution and geographic reach

Diversifies and rebalances risk across all asset classes

Clear management structure committed to successful execution

Compatible cultures focused on profitability, integrity and service

Top-tier financial scale and capital base

Ratings/outlooks stable/improved for all companies

Projected to be immediately accretive to EPS

Revenue synergies and integration savings

Scale enables exceptional service at low cost

Global Leadership

Complementary Fit

Management Depth &
Expertise

Financial Strength

Consideration

1.1853 MFC shares per JHF share

Implied Price

US$11B (C$15B)

Tax-free merger for eligible shareholders

2Q 2004

US$37.60 per share: 18.5% premium1

Structure

Expected Closing

Approvals Required

JHF shareholders, Massachusetts and other state

insurance regulators, Canadian Minister of Finance,

OSFI, Canadian & US anti-trust regulators

Global Headquarters

Toronto, Canada

N. American Headquarters

Boston, Massachusetts, US

Transaction Summary

1The $37.60 per share price is calculated by applying the exchange ratio of 1.1853 to MFC’s closing price on the NYSE on September 24, 2003.  The premium of 18.5% is calculated based on the closing price on September 24, 2003.  The premium is 18.8% based on the 30 calendar day VWAP as of
September 24, 2003.

New Manulife Leadership Structure

1 Chairman and CEO – John Hancock Financial Services

Victor Apps – Asia

Donald Guloien – Investments

John Mather – Administration

Trevor Matthews – Japan

Peter Rubenovitch – CFO

Dominic D’Alessandro

President & CEO

David D’Alessandro(1)

Chief Operating Officer &
President - Designate

James Benson – US Protection

Wayne Budd – Legal, HR

John D. DesPrez III – US Wealth Mgt

Bruce Gordon – Canada

Thomas Moloney – CFO

Financial Highlights

Projected EPS accretion

2% in 2004 (JHF for 9 months)1
8% in 2005 (1st full year)

Projected CGAAP net income

C$2.4B in 2004 (JHF for 9 months)
C$3.2B in 2005 (1st full year)

Revenue synergies

Product, distribution, scale and
investments

Cost savings

Expected annual run rate of C$350M by 2006
(approximately 10% of operating expenses)

Funds under management

C$333B2

Book value3

C$23.2B; C$28.97 BVPS3

Financial strength

Top tier capital ratios and ratings

Share buy back

Up to C$3.0B

Accounting standard

Canadian GAAP

1 Excludes one time charges.

2 Combined as at June 30, 2003, excluding purchase adjustments.

3 Combined as at June 30, 2003, excluding share buybacks.

39.2
32.0
27.8
27.0
25.4
23.7
23.6
23.2
21.0
19.8
18.6
18.6
Market Capitalization
C$ in Billions
Royal
Combined
BNS
Thomson
BCE
TD
Nortel
Encana
BMO
CIBC
MFC
GWO
SLF

7

Global Leader: Top Canadian Company

Approximately 5% of S&P/TSX Composite Index

34.7

Note:  Market data as at September 24, 2003.  Source: Bloomberg Financial Markets.  JHF market capitalization based on total purchase value.

Market capitalization
C$ in Billions
204.2
34.7
29.0
27.3
19.8
18.6
18.6
13.6
12.5
8.7
8.6
AIG
Combined
MET
PRU
MFC
SLF
GWO
PFG
JHF
LNC
JP
204.2
53.5
42.6
39.4
34.7
29.0
27.3
25.4
24.9
19.9
19.8
AIG
ING
AXA
Generali
Combined
MET
PRU
AVIVA
AEGON
PRU UK
MFC
SLF

8

Manulife: A Market-Leading Global Life Insurer

North American Life Insurers

Global Life Insurers

Note:  Market data as at September 24, 2003.  Source: Bloomberg Financial Markets.  JHF combined market capitalization based on total purchase value.

David D’Alessandro
Chief Operating Officer & President-Designate,
                                 Manulife Financial
Chairman & CEO, John Hancock Financial

September 29, 2003

A New Global Insurance Leader

Market scale and share

Diversification and growth

Distribution

Product

Geography

Assets

Maritime Life
Manulife Financial
John Hancock
Financial Services
MFC Global
Investment Management
宏利
Manulife
John Hancock
中宏保险
MANULIFE-SINOCHEM
Manulife Wood Logan

11

Top Brand Positions in Global Markets

           CANADA

Assets1                            C$54B

Earnings2          C$480M

               ASIA

Assets1                         C$23B

Earnings2          C$377M

      UNITED STATES

Assets1                       C$238B

Earnings2       C$1,169M

1Funds under management excluding corporate segment in billions as at June 30, 2003.

2MFC 2002 CGAAP shareholders’ net income excluding corporate segment; JHF USGAAP 2002 net income excluding corporate segment.

       REINSURANCE

Assets1                              C$4B

Earnings2          C$184M

10

Fixed Annuity

2

LTC

8

Variable Annuity

UNITED STATES

1

Small Case 401(k)

2

Variable Life

1

Universal Life

  4

Individual Life

Rank

Product

Combination Creates
Premier Market Positions

1

Individual Fixed Ann’y

4

Group Pensions

CANADA

2

Segregated Funds

2

Group Health

1

Group Life1

1

Individual Life1

Rank

Product

ASIA

Taiwan

Japan

Malaysia

Thailand

Singapore

Country

25

5

Indonesia

25

5

China

12

4

Philippines

11

3

Vietnam

8

3

Hong Kong

Rank

Rank

Country

1 Tied with Great-West Life Assurance Company.

Sources: Various independent market surveys including LIMRA, Fraser, etc.  Data as of 12/31/02.

US Life Insurance Sales
1997
1998
1999
2000
2001
2002

13

Demonstrated Strength of
Two Superior Marketing Organizations

JHF +78%

Industry +17%

MFC +96%

Source: LIMRA

Outperforms Industry in Life Sales

Diversification:
Extensive Global Distribution Platform

Signator Agents

Insurance Brokerage

Bank Fixed Annuity

Broker/Dealer Variable Annuity

Broker/Dealer Mutual Funds

401(k)

LTC Brokerage

Stock Brokerage

MGAs

Independent Financial Advisors

Career Agents

MFC

JHF

Channel Strength

COMBINED

Canada

United

States

Asia

None

Modest

Strong

Individual Universal Life

Individual Variable Life

LTC

Fixed Annuity

Variable Annuity

Mutual Funds

401(k)

SignatureNotes

529 College Savings Plans

Protection

Wealth Management

Diversification:
Broad Product Breadth

MFC

JHF

Product Strength

COMBINED

None

Modest

Strong

United

States

Canada

Combined1

Individual
Life

61%

7%

11%

8%

13%

Group
Life &
Health

Group
Pensions

Reinsurance

41%

22%

13%

16%

Individual
Wealth Mgmt

Manulife1

John Hancock1

Individual
Life

LTC

G&SFP

Individual
Wealth
Mgmt

Group
Life &
Health

4%

Individual
Life

LTC

G&SFP

Individual
Wealth
Mgmt

Group
Life &
Health

54%

6%

8%

4%

6%

Reinsurance

Group
Pensions

& Inv Mgmt

7%

15%

1MFC 2002 CGAAP shareholders’ net income excluding corporate segment; JHF USGAAP 2002 net income excluding corporate segment.

Inv

Mgmt

4%

Diversified Earnings from Broad Business Base

Diversified Earnings from Multiple Geographies

Other

13%

Asia 1%

U.S.

34%

Canada

27%

Asia

26%

U.S.

87%

Canada

12%

Other

8%

U.S.

53%

Canada

22%

Asia

17%

Combined1

Manulife1

John Hancock1

1MFC 2002 CGAAP shareholders’ net income excluding corporate segment; JHF USGAAP 2002 net income excluding corporate segment.

Diversified Asset Mix

As at June 30, 2003.
1 Source: American Council of Life Insurers

C$B

%

C$B

%

Manulife

John Hancock

Combined

Industry
Average

%

%

Bonds

  AAA/AA/A

$34.0

46%

$32.6

33%

38%

45%

  BBB

6.6

9

32.2

32

22

21

  BB & lower

1.7

2

7.8

8

5

6

Mortgages

9.5

13

16.9

17

15

11

Total Fixed Income

51.8

70

89.5

90

81

83

Equities

6.7

9

1.5

2

5

5

Real Estate

3.8

5

0.4

0

2

1

Other

11.6

16

9.9

8

12

11

Total

$73.9

100%

$101.3

100%

100%

100%

Exceptional Fit for Both Organizations

A leading company with enhanced scale and diversity

Rebalance Risk Profile

Diversify Earnings

Greater US Brand Awareness

Diversify Products

Expand Distribution

Leadership in US, Canada and Asia

Expand Distribution

Build in Growth Markets

Expand Scale

Expand Scale

Dominic D’Alessandro
President & CEO

September 29, 2003

Projected Immediate Earnings Accretion

Note: Uses a 1.3677 CAD/USD foreign exchange rate.

1.  Assumes transaction closes on April 1, 2004.

2.  Estimates based on current I/B/E/S consensus for MFC and JHF; assumed to be based on a fully diluted share base.

2004E1

2005E

C$M

3   Assumes C$3.0 billion used for share buyback, based  on MFC’s 22 day average trading price.

4.  Excludes one time charges.

JHF = 9 months

Manulife Shareholders’ Net Income2

$1,676

$1,894

JHF net operating income2

991

1,446

Investment gains and losses

(127)

(138)

Other purchase and CGAAP adjustments

(61)

(18)

Combined Net Income

$2,479

$3,184

Expense synergies

91

182

One time costs

(89)

0

Yield forgone on buyback3

(108)

(143)

Consolidated Net Income

$2,373

$3,223

Fully diluted shares outstanding (M)

669

736

EPS ($)

I/B/E/S consensus

$3.60

$4.06

Projected EPS4

$3.68

$4.38

Accretion

2.4%

7.8%

ROE

12.7%

13.2%

Earnings Adjustments

Investment gains and losses

Balance Sheet has been fair valued to reflect unrealized gains and losses

Go forward earnings adjusted for normalized credit loss rates and modest equity gains not recognized in I/B/E/S Net Operating Income

Other purchase and CGAAP adjustments

Amortization of current intangibles removed and amortization of new intangibles created

Business mix changes to assume an increase in percentage of earnings coming from retail operations

Canadian GAAP has different actuarial liability set up and release patterns than US GAAP

It uses generally more conservative assumptions due to inclusion of specific margins for adverse deviation (conservatism)

Margins for adverse deviation include provisions for investment-
related risks, including liquidity and mismatch risk

Significant Cost Savings
from Combined Activities

Expected run-rate cost savings of C$350 million pre-tax achieved by 2006

Approximately 10% of  combined operating expenses

Sources of cost savings:

IT savings

Integrate duplicate distribution channels

Attrition and other personnel savings

Duplicate management

2004

2005

2006

C$140

C$280

C$350

Expected Run-Rate

Cost Savings (Pre-Tax)

(C$M)

Strong Capital Base to Fuel Growth

1Total general account assets post share buyback.

2Debt & Hybrids as a % of total capital.

Target

Post Transaction

BALANCE SHEET

Total projected general account assets1

C$193.8B

Total projected equity1

C$20.6B

Goodwill from transaction

C$7.3B

OPERATING COMPANY CAPITAL RATIOS

MCCSR

MLI

180% - 200%

200%+

RBC

JHLI

300% - 325%

300%-325%

LEVERAGE & COVERAGE

Consolidated leverage2

MFC

25% - 30%

<25%

Fixed charge coverage

MFC

8.0+

10.0+

FINANCIAL STRENGTH RATINGS

MOODY’S

S&P

MLI & Manulife USA

Aa2

AA+

JHLI

Aa3

16
12
8
4
0
7.0
9.6
11.4
12.4
13.6
12.9
14.0
16.1
15.1
16.2
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02

25

MFC’s Proven Track Record –
ROE Expansion

Revenue growth

Economies of scale

Capital management

Strong growth in higher
margin/higher return markets

%

Global Leadership

Diversification

Complementary Fit

Management Depth
& Expertise

Earnings Growth

Financial Strength

A New Global Insurance Leader

Scale

Geography

Product

Distribution

Brands